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                                                                   EXHIBIT 10.10
                          AMENDMENT TO LEASE AGREEMENT

         THIS AMENDMENT TO LEASE AGREEMENT, made and entered into as of the 2nd day of November, 1999, between THE DEVELOPMENT AUTHORITY OF THE CITY OF MANCHESTER (the "Issuer"), a public body corporate and politic organized and existing under the laws of the State of Georgia, and HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "Company");

                              W I T N E S S E T H:

         WHEREAS, the Issuer and the Company have entered into that certain Lease Agreement dated July 1, 1996 (the "Lease Agreement"), which is recorded at Deed Book 363, page 38, Meriwether County, Georgia records;

         WHEREAS, the Issuer and the Company desire to amend the Lease Agreement in the manner hereinafter provided;

         NOW, THEREFORE, in consideration of the agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. The provisions of Section 6.7 of the Lease Agreement are amended as hereinafter provided:

                  (i) The proviso at the end of Section 6.7(a), which provides for the Company to furnish within sixty (60) days after the end of each fiscal year copies of unaudited annual financial statements, is hereby deleted.

                  (ii) The thirty (30) day period in Section 6.7(b) for providing quarterly unaudited statements is hereby changed and amended to sixty (60) days after the end of each quarterly fiscal period in each fiscal year, except the last quarterly fiscal period in each fiscal year.

                  (iii) Section 6.7(c), which provides for the furnishing of an annual budget within sixty (60) days after the beginning of each fiscal year, is hereby deleted in its entirety.

          2. Except as amended above, all other provisions of the Lease Agreement shall continue in full force and effect. This Amendment shall inure to the benefit of and shall be binding upon the Issuer, the Company, and their respective successors and assigns, and shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Issuer has caused this Amendment to Lease Agreement to be executed by its Chairman and the seal of the Issuer to be hereto affixed and attested by its Secretary or Assistant Secretary, and the Company has caused this Amendment to Lease Agreement to be executed by its duly authorized officers, all as of the date first above written.
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                                               THE DEVELOPMENT AUTHORITY
                                               OF THE CITY OF MANCHESTER
Signed, sworn to, and delivered in the
presence of the following:


                                               By:
                                                  -------------------------
                                      Chairman
-------------------------------
Unofficial Witness



-------------------------------   Attest:
Notary Public

                                               Title:
                                                     ----------------------
My commission expires:
                                                                          [SEAL]
[NOTARIAL SEAL]


                                               HORIZON MEDICAL PRODUCTS, INC.
Signed, sworn to, and delivered in the
presence of the following:


                                               By:
                                                  -------------------------
Unofficial Witness                             Title:
                                                     ----------------------


Notary Public                        Attest:
                                            ------------------------

My commission expires:               Title:
                                           -------------------------

[NOTARIAL SEAL]


                                               CONSENTED TO:

                                               SYNOVUS TRUST COMPANY,
                                               as the Trustee




                                               By:
                                                  -------------------------
                                               Name:
                                                    -----------------------
                                               Title:
                                                     ----------------------